UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2011

NorthWest Indiana Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-26128	35-1927981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue, Munster, Indiana		46321
(Address of Principal Executive Offices)		(Zip Code)

(219) 836-4400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On March 11, 2011, NorthWest Indiana Bancorp (the “Bancorp”) issued a press release announcing that the Board of Directors has declared a quarterly cash dividend of $.15 per share on the Bancorp’s common stock payable on April 4, 2011 to shareholders of record on March 28, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 11, 2011	NorthWest Indiana Bancorp

	By:	/s/ David A. Bocknowski
David A. Bocknowski
Chairman of the Board and Chief Executive Officer